SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

________________

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2004

SCANVEC AMIABLE LTD.

(Exact Name of Registrant as Specified in its Charter)

Israel	000-23734	N/A

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two International Plaza, Suite 625, Philadelphia, PA 19113-1518

(Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code:	(610) 521-6300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 8.01.  Other Events

On August 16, 2004, Scanvec Amiable Ltd. (the “Company”) announced the principal terms of a settlement agreement (the “Settlement Agreement”) between the Company and certain former directors and employees of the Company (the “Defendants”) relating to a lawsuit the Company had brought against the Defendants. On August 24, 2004, the Company announced the impact of the surrender, pursuant to the terms of the Settlement Agreement, of the Defendants’ Ordinary Shares on equity ownership of the Company and on certain per share financial measurements.

Item 9.01.	Financial Statements and Exhibits.

	(a)	Financial Statements of Business Acquired: Not Applicable

	(b)	Pro Forma Financial Information: Not Applicable

	(c)	Exhibits:

		99.1	Press release announcing principal terms of Settlement Agreement

		99.2	Press release announcing impact of surrender of Defendants’ Ordinary Shares

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCANVEC AMIABLE LTD.

By:	/s/ Gerald J. Kochanski

Name: Gerald J. Kochanski Title: Vice President and Chief Financial Officer

Date: August 24, 2004

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Exhibit Index

Exhibit	Description of Exhibit

99.1	Press release announcing principal terms of Settlement Agreement

99.2	Press release announcing impact of surrender of Defendants’ Ordinary Shares